SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2004

                     FIRST FEDERAL FINANCIAL SERVICES, INC.
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                  000-50820                   37-1413556
  --------------------------   -----------------------        -------------
(State or Other Jurisdiction)    (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


300 St. Louis Street, Edwardsville, Illinois                        62025
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (618) 656-6200
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Items 5.          Other Events
                  ------------

         On June 28, 2004, First Federal Financial Services, Inc. (the "Registrant") issued a press release reporting that it had completed its initial stock offering. The Registrant sold 1,764,027 shares of common stock at $10.00 per share in a subscription offering. In addition, the Registrant issued 2,156,033 shares to First Federal Financial Services, MHC. The shares of the Registrant will trade on the Nasdaq SmallCap Market under the symbol "FFFS."


Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(c) Exhibits.

                  Exhibit No.               Description
                  ----------                -----------

                      99                    Press release dated June 28, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     FIRST FEDERAL FINANCIAL SERVICES, INC.



DATE:    July 1, 2004                By:   /s/ Larry W. Mosby
                                          --------------------------------
                                          Larry W. Mosby
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

                  Exhibit No.               Description
                  ----------                -----------

                      99                    Press release dated June 28, 2004

PRESS RELEASE

                              FOR IMMEDIATE RELEASE
                              ---------------------

For Additional Information Contact:
Larry W. Mosby, President and Chief Executive Officer
(618) 656-6200


            FIRST FEDERAL FINANCIAL SERVICES, INC. COMPLETES INITIAL
                                 STOCK OFFERING


         Edwardsville, Illinois - (June 28, 2004) - Larry W. Mosby, President and Chief Executive Officer of First Federal Financial Services, Inc., headquartered in Edwardsville, Illinois, announced today that the company has completed its initial stock offering. First Federal Financial Services, Inc., the holding company of First Federal Savings & Loan Association of Edwardsville, sold 1,764,027 shares of common stock at $10.00 per share in a subscription offering. In addition, 2,156,033 shares of the company's common stock were issued to First Federal Financial Services, MHC, the company's mutual holding company.

         The shares of First Federal Financial Services, Inc. will trade on the Nasdaq SmallCap Market under the symbol "FFFS." Trading is expected to begin on Tuesday, June 29, 2004. The subscription offering was managed by Keefe, Bruyette & Woods, Inc.

         "The Board of Directors, officers and employees of First Federal Savings & Loan Association of Edwardsville and First Federal Financial Services, Inc. express their gratitude for the overwhelming support for the offering by their customers and local community, pledge their best efforts toward the opportunities ahead and look forward to continuing to serve the needs of their customers and new stockholders," said Mr. Mosby.

         First Federal Savings & Loan Association of Edwardsville, originally chartered in 1921, is a federally chartered and insured stock savings and loan association. In 2001, First Federal reorganized into the two-tier mutual holding company structure and formed First Federal Financial Services, Inc. and First Federal Financial Services, MHC as its direct and indirect holding companies, respectively. First Federal conducts its business out of its one full-service banking office located in Edwardsville, Illinois.